                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     The undersigned officers and directors of Fulton Financial Corporation hereby constitute and appoint Rufus A. Fulton, Jr., Charles J. Nugent and William R. Colmery, or each of them singly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority to sign for the undersigned and in their respective names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Fulton Financial Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.

        Signature                        Capacity                   Date
        ---------                        --------                   ----
/s/ Jeffrey G. Albertson                 Director              November 18, 1997
-----------------------------
    (Jeffrey G. Albertson)


                                         Director
-----------------------------
    (James R. Argires)


                                         Director
-----------------------------
  (Donald M. Bowman, Jr.)


/s/ Thomas D. Caldwell, Jr.              Director              November 18, 1997
-----------------------------
   (Thomas D. Caldwell, Jr.)

                                    Senior Vice President      November 18, 1997
/s/ Beth Ann L. Chivinski               and Controller
-----------------------------       (Principal Accounting
   (Beth Ann L. Chivinski)                 Officer)



/s/ Harold D. Chubb                      Director              November 18, 1997
-----------------------------
      (Harold D. Chubb)


William H. Clark, Jr.                    Director              November 18, 1997
-----------------------------
   (William H. Clark, Jr.)



/s/ Frederick B. Fichthorn               Director              November 18, 1997
-----------------------------
   (Frederick B. Fichthorn)


        Signature                        Capacity                   Date
        ---------                        --------                   ----
/s/ Patrick J. Freer                     Director              November 18, 1997
-----------------------------
      (Patrick J. Freer)


                                     President, Chief          November 18, 1997
/s/ Rufus A. Fulton, Jr.          Executive Officer and
-----------------------------            Director
    (Rufus A. Fulton, Jr.)        (Principal Executive
                                         Officer)


/s/ Eugene H. Gardner                    Director              November 18, 1997
-----------------------------
     (Eugene H. Gardner)

                                   Chairman of the Board       November 18, 1997
/s/ Robert D. Garner                   and Director
-----------------------------
      (Robert D. Garner)


/s/ Daniel M. Heisey                     Director              November 18, 1997
-----------------------------
      (Daniel M. Heisey)


/s/ J. Robert Hess                       Director              November 18, 1997
-----------------------------
      (J. Robert Hess)


/s/ Carolyn R. Holleran                  Director              November 18, 1997
-----------------------------
    (Carolyn R. Holleran)


/s/ Clyde W. Horst                       Director              November 18, 1997
-----------------------------
      (Clyde W. Horst)


/s/ Samuel H. Jones, Jr.                 Director
-----------------------------
    (Samuel H. Jones, Jr.)


/s/ Bernard J. Metz, Sr.                 Director              November 18, 1997
-----------------------------
    (Bernard J. Metz, Sr.)

                                       Executive Vice          November 18, 1997
/s/ Charles J. Nugent                President and Chief
-----------------------------         Financial Officer
     (Charles J. Nugent)             (Principal Financial
                                           Officer)


/s/ Arthur M. Peters, Jr.                Director              November 18, 1997
-----------------------------
   (Arthur M. Peters, Jr.)


/s/ Stuart H. Raub, Jr.                  Director              November 18, 1997
-----------------------------
    (Stuart H. Raub, Jr.)


/s/ William E. Rusling                   Director              November 18, 1997
-----------------------------
     (William E. Rusling)



        Signature                        Capacity                   Date
        ---------                        --------                   ----
/s/ Mary Ann Russell                     Director              November 18, 1997
-----------------------------
      (Mary Ann Russell)


/s/ John O. Shirk                        Director              November 18, 1997
-----------------------------
       (John O. Shirk)

                                      Executive Vice           November 18, 1997
/s/ R. Scott Smith                       President
-----------------------------
       (R. Scott Smith)


/s/ James K. Sperry                   Executive Vice           November 18, 1997
-----------------------------         President and
      (James K. Sperry)                  Director


/s/ Kenneth G. Stoudt                    Director              November 18, 1997
-----------------------------
     (Kenneth G. Stoudt)
